Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of this 19th day of July, 2005, by and between New York & Company, Inc., a Delaware corporation (the “Company”) and Luciano Manganella (“Manganella”).

RECITALS

A.            WHEREAS, Manganella and Lerner New York, Inc., a subsidiary of the Company, are parties to that certain Stock Purchase Agreement, dated the date hereof (the “Purchase Agreement”);

B.            WHEREAS, pursuant to the terms of the Purchase Agreement, the Company has issued to Manganella, and has agreed, subject to certain conditions, to issue to Manganella in the future, shares of common stock, par value $0.01 per share, of the Company (“Common Stock”); and

C.            WHEREAS, pursuant to the Purchase Agreement, the Company hereby grants Manganella certain registration rights with respect to the Registrable Securities.

NOW, THEREFORE, in consideration of the mutual representations, covenants and agreements contained herein, the parties hereto agree as follows:

SECTION 1.                                                        DEFINITIONS.

For purposes of this Agreement, the following definitions shall apply:

(a)           “Business Day” shall mean any day on which commercial banks are not authorized or required to close in the United States.

(b)           “Holder” means Manganella.

(c)           The terms “Register,” and “Registration” refer to registration under the Securities Act of 1933, as amended (the “Act”), effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or amendment thereto.

(d)           “Permitted Transfer” means a transfer by Manganella to a member of Manganella’s immediate family and any transfer to a trust, family limited partnership or similar entity for estate planning purposes.

(e)           “Registrable Securities” means (i) the 350,000 shares of Common Stock issued to Manganella pursuant to Section 1.2(A)(3) of the Purchase Agreement, (ii) shares of Common Stock issued to Manganella pursuant to Section 1.2(B) of the Purchase Agreement, and (iii) any shares of Common Stock issued in respect of the Common Stock described in clause (i) or (ii) above by way of stock split, stock dividend or other similar transaction. As to any such shares of Common Stock, they shall cease to be Registrable Securities when (A) they have been acquired by the Company or any of its subsidiaries, (B) they have been Transferred to any Person (other than in a Permitted Transfer), or (C) the occurrence of the Restriction Termination Date therefor.

(f)            “Restriction Termination Date” means as to any Registrable Securities, the first date after such Registrable Securities are issued to a Holder when all of them may lawfully be sold in a Rule 144 Sale in a single transaction.

(g)           “Rule 144 Sale” means a sale of Common Stock to the public through a broker, dealer or market-maker pursuant to Rule 144 under the Act (or any successor rule or regulation).

(h)           “Transfer” means any direct or indirect sale, transfer, assignment, pledge, encumbrance or other disposition (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) including any derivative transaction that has the effect of changing materially the economic benefits and risks of ownership.

SECTION 2.                                                        REGISTRATION RIGHTS.

(a)           At any time and from time to time after the date hereof and, with respect to any particular Registrable Securities, prior to the related Restriction Termination Date, so long as the Company then is eligible to register securities on Form S-3, or any successor form prescribed by the United States Securities and Exchange Commission (the “SEC”), the Holder may request that the Company effect a registration of all (but not less than all) of the Holder’s Registrable Securities.  Upon such request, the Company shall file with the SEC a registration statement under the Act on Form S-3 pursuant to Rule 415 under the Act (a “Required Registration”)with respect to the resale by the Holder of such Registrable Securities and shall use commercially reasonable efforts to cause such registration statement to become effective under the Act as expeditiously as reasonably possible; provided, however, that the Holder may permit the Company to withdraw any registration statement at any time prior to the effective date of such registration statement.

(b)           Notwithstanding anything contained herein, (i) upon the occurrence or existence of any pending corporate development or the occurrence of any event or the existence of any fact that would cause the registration statement (the “Registration Statement”) to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or cause the prospectus to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) if the sale of Registrable Securities would cause a violation of applicable law, that, in each case, in the sole judgment of the Company, makes it appropriate to suspend the availability of the Registration Statement and the prospectus, the Company shall give notice (without notice of the nature or details of such events) to the Holder that the availability of the Registration Statement and the prospectus is suspended (a “Deferral Notice”) and, upon receipt of any Deferral Notice, the Holder agrees not to offer or sell any Registrable Securities pursuant to the Registration Statement until the Holder is advised in writing by the Company that the prospectus may be used.  The period(s) during which the availability of the Registration Statement and any prospectus is suspended (each, a “No-Sale Period”) shall not exceed ninety (90) days in the aggregate in any twelve (12) consecutive month period.

(c)           Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(i)            Prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration to become effective as provided in Section 2(a) above, and keep such Registration Statement effective until the earliest of (A) all such Registrable Securities have been disposed of pursuant to an effective registration statement, (B) all such Registrable Securities have been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restriction and restrictive legends with respect thereto are removed upon the consummation of such sale, or (C) the Registrable Securities have been distributed to the public pursuant to a Rule 144 Sale or (D) the occurrence of the Restriction Termination Date with respect to the Registrable Securities covered thereby.

(ii)           Subject to Section 2(b) hereof, prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement and notify the Holder of the filing and effectiveness of such Registration Statement and any amendments or supplements.

(iii)          Furnish to the Holder such number of copies of a current prospectus conforming with the requirements of the Act, copies of the Registration Statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as the Holder may reasonably require in order to facilitate the disposition of Registrable Securities owned by the Holder.

(iv)          Use commercially reasonable efforts to register and qualify the securities covered by such Registration Statement under such securities or “Blue Sky” laws of such jurisdictions in the United States as shall be reasonably requested by the Holder and keep such registration or qualification effective as long as required to permit sale of Registrable Securities thereunder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(v)           Notify the Holder immediately of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and, subject to Section 2(b), use commercially reasonable efforts to promptly update or correct such prospectus.

(vi)          List the Registrable Securities covered by such Registration Statement on any securities exchange or national market in the United States on which the Registrable Securities are then listed.

SECTION 3.                                                        SALE OR DISTRIBUTION OF SECURITIES.

The sale of the Registrable Securities must be conducted by the Holder through a securities broker (the “Broker”) and effected over The New York Stock Exchange, if the Common Stock is then listed on The New York Stock Exchange.  Notwithstanding anything contained herein, the aggregate number of shares of Company Stock that may be sold by the Holder shall not exceed an aggregate of 1% of the then issued and outstanding shares of Common Stock during any ninety (90) day period.

SECTION 4.                                                        INFORMATION.

The Holder will furnish to the Company in connection with any registration under this Agreement such information regarding the Holder, the number of shares of Registrable Securities owned by the Holder and the number of shares to be registered, the number of shares or amount of other securities of the Company held by the Holder, and the intended method of disposition of such Registrable Securities as shall be reasonably required to effect the registration of the Registrable Securities held by such holder of Registrable Securities.

SECTION 5.                                                        INDEMNIFICATION

(a)           The Company shall indemnify, defend and hold harmless the Holder (for the purposes of this Section 5(a), the “indemnified party”) from and against, and shall reimburse such indemnified party with respect to, any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses (“Liabilities”) to which such indemnified party may become subject under the Act or otherwise, arising from or relating to (i) any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, first, that the Company shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or omission so made in conformity with information furnished by such indemnified party in writing specifically for use in the Registration Statement; provided, second, that the Company shall not be liable in any such case to the extent that any Liability arises out of or results from any offer or sale of Registrable Securities during the No-Sale Period if the Holder has received a Deferral Notice from the Company as to such No-Sale Period; and provided, third, that the Company shall not be liable in any such case to the extent that any Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the prospectus and such amendment or supplement is filed with the SEC pursuant to Rule 424(b) of the Act prior to or concurrently with the sale of Registrable Securities to the person asserting such Liability who purchased such Registrable Securities which are the subject thereof from the Holder.

(b)           The Holder shall indemnify, defend and hold harmless the Company, and its officers, directors, employees, agents, partners, or controlling persons (within the meaning of the Act) (for purposes of this Section 5(b), each, an “indemnified party”) from and against, and shall reimburse such indemnified party with respect to, any and all Liabilities to which such indemnified party may become subject under the Act or otherwise, arising from or relating to (i) any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, that the Holder will be liable in any such case to the extent, and only to the extent, that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, prospectus or amendment or supplement thereto (A) for any offer or sale made during the No-Sale Period as to which the Holder has received a Deferral Notice from the Company, or (B) in reliance upon information furnished by the Holder to the Company in writing specifically for use in the Registration Statement.

(c)           Promptly after receipt by any indemnified party of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against another party (for purposes of this Section 5(c) the “Indemnifying Party”) hereunder, notify such party in writing thereof, but the omission so to notify shall not relieve the indemnifying party from any Liability which it may have to the indemnified party other than under this section and shall only relieve it from any Liability which it may have to the indemnified party under this section if and to the extent it is actually prejudiced by such omission. In case any such action shall be brought against any indemnified party and such indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to the indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to the indemnified party under this section for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, that if the defendants in any such action include both the indemnifying party and such indemnified party and the indemnified party shall have reasonably concluded based upon a written opinion of counsel that there may be reasonable defenses available to it which are different from those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with (subject to the following sentence) the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. If the Company is the indemnifying party it shall pay the reasonable expenses and fees of only one separate counsel whose selection is approved by the largest group of similarly situated indemnified parties as measured by the aggregate value of securities registered by such group. Any indemnified party who chooses not to be represented by the foregoing separate counsel shall be entitled, at its own expense, to be represented by counsel of its own selection.

SECTION 6.                                                        REGISTRATION EXPENSES.

All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, whether or not any Registration Statement is filed or becomes effective, including all registration and filing fees, and fees and expenses of compliance with state securities or “blue sky” laws, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of custodians, fees and expenses of counsel and accountants for the Company, Securities Act liability insurance, if the Company so desires such insurance, internal expenses of the Company, the expense of any annual audit or interim review, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, and the fees and expenses of any Person, including special experts, retained by the Company.  The Holder of the Registrable Securities being registered in such registration shall be responsible for its own expenses in connection with such Required Registration, including for the reasonable fees and expenses of any counsel retained by Holder in connection with such registration, and all discounts, commissions and fees of the Broker.

SECTION 7.                                                        MISCELLANEOUS.

(a)           Notices.

(i)            All notices, requests, demands, or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon actual receipt, or upon the expiration of four days after the date of mailing, fully pre-paid, certified, return receipt requested, to the parties at the following addresses:

If to the Company:

NY & Co. Group, Inc.
450 West 33rd Street
New York, New York 10001
Attention: Chief Executive Officer
Tel.:	(212) 884-2010
Fax:	(212) 884-2399

With copies, which shall not constitute notice, to:

Kirkland & Ellis LLP
153 East 53rd Street
Citigroup Center
New York, NY 10022
Attention:	Michael T. Edsall
Christian O. Nagler
Tel.:	(212) 446-4800
Fax:	(212) 446-4900

If to Manganella:

With a copy, which shall not constitute notice, to:

(ii)           Any party may change the address to which notices, requests, demands or other communications to such party shall be delivered or mailed by giving notice thereof to the other parties hereto in the manner provided herein.

(b)           Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

(c)           Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby.

(d)           Amendment.  This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of the Company and the Holder.

(e)           Interpretation.  No ambiguity in any provision hereof shall be construed against a party by reason of the fact it was drafted by such party or its counsel. For purposes of this Agreement: “herein”, “hereby”, “hereunder”, “herewith” and “hereinafter” refer to this Agreement in its entirety, and not to any particular subsection or paragraph. References to “including” means including without limiting the generality of any description preceding such term. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto any rights or remedies under or by reason of this Agreement.

(f)            Governing Law; Jurisdiction. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its stockholders.  All other issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.  The parties hereto hereby irrevocably and unconditionally submit to the exclusive jurisdiction of any State or Federal court sitting in New York, New York over any suit, action or proceeding arising out of or relating to this Agreement.  The parties hereby agree that service of any process, summons, notice or document by U.S. registered mail addressed to any such party shall be effective service of process for any action, suit or proceeding brought against a party in any such court.  The parties hereto hereby irrevocably and unconditionally waive any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  The parties hereto agree that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon any party and may be enforced in any other courts to whose jurisdiction any party is or may be subject, by suit upon such judgment.

(g)           Waiver of Jury Trial.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO.

(h)           Successors and Assigns; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, and successors; provided, however, that no party may assign this Agreement or any rights hereunder, in whole or in part, without the consent of the other party.

(i)            Partial Invalidity and Severability. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any terms of this Agreement not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof shall constitute their agreement with respect to the subject matter hereof and all such remaining terms shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

(j)            Waiver. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of a party hereto to exercise, and no delay in exercising, any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other future exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

(k)           Headings. The headings as to contents of particular paragraphs of this Agreement are inserted for convenience only and shall not be construed as a part of this Agreement or as a limitation on the scope of any terms or provisions of this Agreement.

(l)            Expenses. Except as otherwise expressly provided herein, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the parties as each party incurs such expenses.

(m)          Gender. Where the context requires, the use of the singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

NEW YORK & COMPANY, INC.

By:	/s/ RONALD W. RISTAU
	Name:	Ronald W. Ristau
	Title:	Chief Operating Officer and
Chief Financial Officer

/s/LUCIANO MANGANELLA
Luciano Manganella